United States
                       Securities and Exchange Commission
                              Washington, DC 20549






                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) November 9, 2005
                                                         ----------------

                            Lakeland Industries, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-15535                      13-3115216
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(State or other jurisdiction       (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)

                 701-7 Koehler Avenue, Ronkonkoma, NY 11779-7410
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (631) 981-9700
                                                           --------------

                 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410

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         (Former name or former address, if changed since last report.)

Item 1.01 Entry into a Material Definitive Agreement
          Lakeland Industries, Inc. signs new employee contract with Gary Pokrassa, its CFO for a term expiring January 31, 2008 at a base salary of $193,500 for the first year and $208,015 for the second year. The contract will be filed as an exhibit with the company's 3rd Quarter 10-Q.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LAKELAND INDUSTRIES, INC.


Date: November 9, 2005               By:      /s/ Christopher J. Ryan
                                              ----------------------------------
                                              Christopher J. Ryan
                                              President

                                              /s/Gary Pokrassa
                                              ----------------------------------
                                              Gary Pokrassa
                                              Chief Financial Officer